NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide NYSE Arca Tech 100 Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated August 25, 2026
to the Prospectus dated March 2, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the seventh bullet point under the heading “Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) - Waiver of Class A Sales Charges for Fund Shares Purchased through Merrill” on Appendix A of the Prospectus is deleted in its entirety and replaced with the following:

●
shares purchased by eligible persons associated with the Fund as defined in this Prospectus (e.g. the Fund's officers or Trustees) and

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE